Exhibit 10.13



                                   PLEDGE AND
                       COLLATERAL ADMINISTRATION AGREEMENT

THIS PLEDGE AND COLLATERAL ADMINISTRATION AGREEMENT, dated as of November 23, 1994 (as amended, supplemented, amended and restated, or otherwise modified from time to time, this "Agreement"), is entered into among PIPER JAFFRAY INC., a Delaware corporation having its principal office at Minneapolis, Minnesota (the "Pledgor"), THE NORTHERN TRUST COMPANY ("Northern"), as collateral administrator for the holders of the Secured Obligations referred to below (in such capacity, together with its successors and assigns in such capacity, the "Administrator"), and each of the financial institutions (including Northern) that are, or that may become, signatories hereto (collectively, the "Lenders").

                                   WITNESSETH:
      WHEREAS, the Pledgor is a registered broker-dealer of securities and has entered into and may in the future enter into various secured financing arrangements with one or more of the Lenders; and
      WHEREAS, the Pledgor desires to simplify the process by which it pledges Collateral (such term, and the other capitalized terms used in these Preliminary Statements without definition, being defined as indicated in Section 1.1) by, among other things, having all such Collateral held and administered by a single collateral administrator; and
      WHEREAS, Norwest Bank Minnesota, National Association, First Bank National Association and Northern have each extended certain committed lines of credit to the Pledgor and the loans, advances and other obligations in respect of all of such credit facilities shall be included as part of the Secured Obligations; and
      WHEREAS, Northern has agreed to act as Administrator for the holders from time to time of the Secured Obligations pursuant to the terms of this Agreement.
      NOW THEREFORE, the Pledgor, the Administrator, and the Lenders agree as follows:
                                    ARTICLE I
                        DEFINITIONS AND INTERPRETATION 1.1 Certain Definitions. As used herein:
      "Administration Expenses" has the meaning given to such term in Section 10.4.
      "Administrator" - - see Preamble.
      "Assumption Agreement" has the meaning given to such term in section
14.1.
      "Banking Day" means any day other than a Saturday, a Sunday, or a day on which commercial banks are authorized or required to be closed in Chicago, Illinois, New York, New York, or Minneapolis, Minnesota.
      "Bankruptcy Code" has the meaning given to such term in Section 10.1(e)
(iv).
      "Bankruptcy Event" means any Event of Default described in Section
10.1(e)
      "Cash Collateral" has the meaning given to such term in Section 2.1(b). "Cash Collateral Account" has the meaning given to such term in Section
5.1.
      "Collateral" has the meaning given to such term in Section 2.1. "Collateral Account" means any account established for the deposit of
Collateral by (i) the Administrator at PTC (in the case of GNMA Securities),
(ii) Northern, as financial intermediary for the Administrator at any Federal Reserve Bank (in the case of Government Securities), (iii) the Administrator at DTC (in the case of DTC Debt Securities, DTC Equity Securities and Government Securities at DTC), or (iv) the Administrator at Northern (in the case of Cash Collateral), as the case may be.
      "Collateral Pool" means, collectively and at any time, the Securities then held in the Collateral Accounts that comprise Customer Debt Collateral, Customer Equity Collateral, and Customer Government Collateral.
      "Collateral Value" of an Eligible Security at any time means a Dollar amount equal to the product of (i) the Valuation Rate for the relevant type of Security and (ii) the amount determined by the Administrator to be the Market Value of such Security at such time. The Collateral Value of any Security other than an Eligible Security shall be zero. The Collateral Value of Cash Collateral shall be the amount thereof. The Collateral Value of the Collateral Pool shall mean the aggregate Collateral Values of all Eligible Securities comprising the Collateral Pool.
      "Collection Expenses" has the meaning given to such term in Section
10.4.
      "Credit Extension" means the principal amount of each extension of credit or proposed extension of credit (in the case of a loan that the Pledgor must request prior to the date of funding thereof, such as a loan that will accrue interest at a rate based upon the London interbank offered rate) by a Lender to the Pledgor that has been the subject of an effective Lender Notice received by the Administrator.
      "Customer" means a retail or institutional customer of the Pledgor that owns securities that are eligible for hypothecation by the Pledgor (acting as a broker-dealer of securities) under all applicable laws and regulations.
      "Customer Debt Collateral" means Collateral that is owned by a Customer and that is a DTC Debt Security.
      "Customer Equity Collateral" means Collateral that is owned by a Customer and that is a DTC Equity Security.
      "Customer Government Collateral" means Collateral that is owned by a Customer and that is either a Government Security or a GNMA Security.
      "Dollar" and "S" mean the lawful currency of the United States of America.
      "DTC" means The Depository Trust Company, a New York limited purpose trust company and a registered "clearing agency" under Section 17A of the Securities Exchange Act of 1934, as amended.
      "DTC Debt Security" means a "security" (as defined in ss.8-102(c) of the UCC) that (i) is a debt security that is rated at one of the four highest rating levels (without consideration of sublevels) for its maturity by Standard & Poor's Corporation and Moody's Investors Service, Inc. and (ii) is capable of being (a) identified by DTC by means of a DTC Pledge Summary Report as having been pledged to the Administrator by the Pledgor or (b) transferred to the Administrator's account at DTC pursuant to Section 5.6(a), whether or not such identification or transfer has occurred.
      "DTC Equity Security" means a "security" (as defined in ss.8-102(c) of the UCC) that (i) is an equity security issued by a U.S. Person and (ii) is capable of being (a) identified by DTC by means of a DTC Pledge Summary Report as having been pledged to the Administrator by the Pledgor or (b) transferred to the Administrator's account at DTC pursuant to Section 5.6(a), whether or not such identification or transfer has occurred.
      "DTC Pledge Summary Report" has the meaning given to such term in DTC's "PTS Reference Manual" dated May, 1991.
      "DTC System" has the meaning given to such term in the definition of "Market Value".
      "Effective Date" has the meaning given to such term in Section 15.6. "Eligible Securities" means securities (i) that are legally available to be pledged or hypothecated by the Pledgor to the Administrator for the benefit of itself and the Lenders pursuant to the terms of this Agreement, (ii) that are either DTC Debt Securities, DTC Equity Securities, GNMA Securities or Government Securities, and (iii) that have not matured or been called prior to their stated maturities; provided, however, that, in addition to the foregoing requirements, DTC Debt Securities and DTC Equity Securities shall be Eligible Securities only to the extent that (x) with respect to either DTC Debt Securities or DTC Equity Securities, the Collateral Value of any such Securities of a single issuer shall represent not more than 5% of the Collateral Value of the Collateral Pool on the date of determination (Securities having Collateral Value in excess of such amount shall, to the extent of such excess, not be Eligible Securities and shall be excluded from the computation of the Minimum Collateral Amount) and (y) with respect to DTC Equity Securities, any such Security shall have a Market Value greater than $5.00 per share.
      "Event of Default" has the meaning given to such term in Section 10.1. "First Tier Lenders" has the meaning given to such term in Section 10.2. "GNMA Security" means a mortgage-backed security which is (i)
guaranteed by the Government National Mortgage Association, (ii) is shown on the books of PTC, (iii) is subject to the control of PTC, and (iv) is registered in the name of PTC, another clearing corporation, or a nominee of either of them.
      "Government Security" means a Security of any one or more of the following types: a security issued by the United States Treasury, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Resolution Funding Corporation, the Student Loan Marketing Association, the Export-Import Bank of the United States, the United States Postal Service, the Federal Financing Bank, the Tennessee Valley Authority, the Federal Home Loan Bank, the Farm Credit System or the Farmers Home Administration, or by any other agency of the United States government that has been previously approved by the Administrator and the Required Lenders as being eligible for pledging under this Agreement and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank or DTC; provided, that any of the foregoing types of Government Securities shall cease to be Government Securities for purposes of this Agreement at any time that, as a result of legislative, regulatory or judicial action, the Required Lenders notify the Administrator that the relationship between the agency issuing such Government Security and the United States government, or the status of such Government Security with respect to its support by the United States government, has been changed in any way. When used in this Agreement, a "Government Security at DTC" means any Government Security pledged to the Administrator through DTC rather than through a Northern account at a Federal Reserve Bank.
      "Ineligible Collateral" means any Collateral other than Cash Collateral that at any time fails to meet all of the requirements of Eligible Securities.
      "Lender" - - see Preamble.
      "Lender Expenses" has the meaning given to such term in Section 10.4. "Lender Notice" has the meaning given to such term in Section 3.1(a). "Liquidation Date" has the meaning given to such term in Section 10.2. "Liquidation Notice" has the meaning given to such term in Section 10.2. "Market Value" means, with respect to any Security, the final price bid for such Security on the Banking Day immediately preceding the date of valuation of such Security, as determined by the Administrator by reference (i) in the case of DTC Equity Securities, DTC Debt Securities and Government Securities at DTC, to the DTC "Participant Terminal Services" system provided by DTC to Northern (the "DTC System"), (ii) in the case of Government Securities (other than those held at DTC), to any securities pricing services that are regularly recognized in national financial markets and that are available to the Administrator from Northern's safekeeping department as the Administrator shall select from time to time in its sole discretion, or, if no such pricing services are available on any Banking Day, to The Wall Street Journal, and (iii) in the case of GNMA Securities, to the pricing system provided by PTC to Northern (the "PTC System"). Such determinations by the Administrator shall be made reasonably and in good faith and shall be conclusive in the absence of manifest error.
      "Minimum Collateral Amount" means at any time with respect to the Collateral Pool, an amount equal to 1100- of the aggregate Customer-Secured Obligations as measured by reference to the most recent Lender Notices received by the Administrator prior to such time.
      "Northern" - - see Preamble.
      "Obligations" means the aggregate indebtedness, liabilities and obligations of the Pledgor to the Lenders and/or to the Administrator, including, without limitation, principal, interest, fees, expenses and indemnities, as may be applicable, arising under or in connection with (i) this Agreement, and (ii) each secured credit or other financing arrangement that the Pledgor may have from time to time with any Lender.
      "Pledgor" - - see Preamble.
      "PTC" means Participants Trust Company, a New York limited purpose trust company and a registered "clearing agency" under Section 17A of the Securities Exchange Act of 1934, as amended.
      "PTC System" has the meaning given to such term in the definition of "Market Value".
      "Required Lenders" means (i) at any time prior to the occurrence of an Event of Default, that number of Lenders comprising at least 51% of the total number of Lenders party to this Agreement at such time; and (ii) after the occurrence of an Event of Default, Lenders holding at least 51% of the principal amount of the Secured Obligations outstanding at the time of such occurrence.
      "Second Tier Lenders" has the meaning given to such term in Section
10.2.
      "Secured Obligations" means, collectively, (i) all Obligations of the type described in clause (i) of the definition of "Obligations" and (ii) all Obligations of the type described in clause (ii) of such definition of which the Administrator has received notice and with respect to which the Administrator has confirmed the sufficiency of the Collateral in accordance with Article III.
      "Securities" means, collectively, DTC Debt Securities, DTC Equity Securities, Government Securities and GNMA Securities.
      "SIPA" has the meaning given to such term in Section 10.1(e) (iv). "Termination Date" has the meaning given to such term in Section
12.1(b).
      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Illinois.
      "U.S. Person" means any corporation, partnership, association or trust that issues Securities and that is organized under the laws of the United States of America or any one of its states.
      "Unmatured Event of Default" means any condition, occurrence, or event which, after notice or lapse of time or both, would constitute an Event of Default.
      "Valuation Rate" means, with respect to (i) Customer Equity Securities, 80%, (ii) Customer Debt Securities, 90% and (iii) Government Securities and GNMA Securities, 95%.
      1.2 Other Definitions. Unless the context otherwise requires, other capitalized terms used but not defined in Section 1.1 shall have the respective meanings set forth elsewhere in this Agreement.
      1.3 Interpretation. An Article, a Section, an Exhibit or the Preamble is, unless otherwise stated, a reference to an article of, a section of, an exhibit to, or the preamble of, this Agreement, as the case may be. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole. Terms defined in the singular and used as a plural shall have a correlative meaning and vice versa. Unless otherwise defined therein, all terms defined herein shall have the defined meanings when used in any certificate or other documents made or delivered pursuant hereto.
      1.4 Accounting Terms. As used herein, unless otherwise specifically defined in this Agreement, and unless the context requires a different meaning, all accounting terms shall be construed in accordance with United States generally accepted accounting principles.
      1.5 Time. Unless otherwise specifically indicated herein, each reference to a time of day shall be deemed to be Chicago time.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST
         2.1 Grant of Security Interest. To secure the due and punctual payment of all Secured Obligations, including, without limitation, the principal amount thereof, and all interest, fees, expenses and indemnities with respect thereto, the Pledgor hereby assigns and pledges to the Administrator for the benefit of itself and the Lenders, and hereby grants to the Administrator, for the benefit of the Administrator and the Lenders, a continuing, first priority and perfected security interest in, all of the Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Collateral"):
            (a) all Securities (whether or not Eligible Securities) that are delivered or otherwise transferred to the Administrator by the Pledgor from time to time pursuant to Section 4.1 or received by the Administrator as stock dividends;
            (b) all funds that are received or retained by the Administrator as interest, dividends, or as other proceeds of Collateral or of the investment of Cash Collateral pursuant to Section 5.5 "Cash Collateral");
            (c)   the Collateral Pool; and
            (d) all proceeds of and distributions on any of the foregoing; provided, however, that notwithstanding the foregoing, this Section 2.1 shall be subject to the limitations regarding the application of the proceeds of the Collateral that are set forth in Section 10.4.
      2.2 Pari Passu; Pro Rata Lien. The lien and security interest hereby evidenced is granted to the Administrator for the benefit of the Lenders pursuant to the terms of this Agreement without any preference or priority of any one Secured Obligation ever any other Secured Obligation by reason of priority in time of the creation thereof or by reason of the purpose of the creation thereof or otherwise except to the extent specified in Section 3.1(a) or 10.4 or otherwise expressly provided herein.

                                   ARTICLE III
                               SECURED OBLIGATIONS
      3.1  Secured Obligations.
            (a) Notice to Administrator of Secured Obligations. Any Lender may, at any time, but in any event prior to 4:30 p.m. on any Banking Day, notify the Administrator by telephone, in compliance with the procedures set forth in
Section 3.1(b), of any new Credit Extension which such Lender desires to designate as a Secured Obligation pursuant to the terms hereof. Such telephonic notification (a "Lender Notice") shall be recorded by the Administrator (and each party hereto hereby consents to the recording of such telephone calls) and shall specify (i) the amount and the date of such Credit Extension and (ii) the aggregate principal balance (after giving effect to such Credit Extension) of the Secured Obligations owed to such Lender. The Administrator will promptly confirm to any Lender providing a Lender Notice whether or not the Collateral Value of the Collateral Pool is sufficient to cover the Credit Extension that is the subject of such Lender Notice. If the current Minimum Collateral Amount of the Collateral Pool is not sufficient to secure all or a part of such Credit Extension, (i) the Administrator shall so notify the Lender making such Credit Extension, (ii) such Lender will notify the Administrator as to the amount of the Credit Extension it will make in such circumstances, if any, and (iii) the amount of the Credit Extension recorded in the Administrator's books and records, and the Secured Obligation with respect thereto, shall be equal to the amount, if any, so notified to the Administrator by such Lender. Any Credit Extension made by a Lender shall become a Secured Obligation only at such time and only to the extent that the Administrator has confirmed to such Lender the sufficiency of the Collateral with respect thereto. Notwithstanding the foregoing, each Lender shall have the right to extend secured or unsecured credit to the Pledgor that does not constitute a Secured Obligation. Any such Credit Extension shall become a Secured Obligation only when the procedures set forth in this Section 3.1 have been fulfilled with respect thereto. The Administrator may, in its sole discretion, accept Lender Notices after 4:30 p.m. The Administrator shall determine whether a particular Credit Extension is a Secured Obligation based on the order in which the relevant Lender Notices are received. Each respective Lender shall notify the Administrator of the payment Of any Secured Obligation extended by it, and any such notice shall be in writing in the form set forth as Exhibit A hereto.
            (b) Security Procedures for Notices. The Administrator will provide the Pledgor and each Lender with one or more identification codes that each such party will use in all telephonic communications with the Administrator. The Pledgor and each Lender will implement such security measures as are necessary to prevent access to such codes by any unauthorized persons, and the Administrator shall be entitled to act upon any telephonic communication from any person using a current and correct code. The Pledgor or any Lender may request a new code from the Administrator at any time and the Administrator may change codes from time to time as it deems necessary or desirable and shall notify the parties hereto of all such changes. The Pledgor and each Lender shall from time to time provide the Administrator with a list containing the name(s), title(s) and signature(s) of those of its respective officers and/or employees authorized to provide the Administrator with, in the case of the Pledgor, requests for substitution or release of Collateral hereunder and, in the case of the Lenders, the Lender Notices required by Section 3.1 and the Liquidation Notices required by Section 10.2. The Administrator shall be entitled to rely on such list until otherwise notified by the Pledgor or any Lender of any change in such list.
            (c) Pledgor Duty to Monitor Collateral. Notwithstanding the foregoing, the Pledgor agrees that, prior to requesting any Credit Extension that is intended to become a Secured Obligation, the Pledgor shall make its own determination that the Administrator is the pledgee at such time of Eligible Securities having Collateral Value at least equal to the Minimum Collateral Amount after giving effect to such Credit Extension. Furthermore, the Pledgor shall notify the Administrator promptly after having discovered that any Securities have ceased to be Eligible Securities.
      3.2 Assumptions Regarding Secured Obligation Balances. The Administrator shall be entitled to assume, for purposes of its recordkeeping and computation of the Minimum Collateral Amount, that the information contained in the Lender Notice most recently received from each Lender, including the aggregate balance of the Secured Obligations owed to the relevant Lender, is correct and the Administrator shall also assume that such information continues to be correct until the Administrator receives a subsequent Lender Notice from such Lender containing revised information regarding such balance.
      3.3 Administrator's Duties. From and after the Effective Date, the Administrator shall maintain in its books and records an ongoing accounting of the aggregate Obligations of which the Administrator has received notice pursuant to the terms of Section 3.1. The Administrator shall be entitled to rely exclusively on the information provided by the Lenders and shall have no obligation to verify the accuracy of such information with the Pledgor or any other source. Periodically during each Banking Day as the Administrator shall deem reasonable under the circumstances (in its sole discretion), and at or about 4:30 p.m. on each Banking Day, the Administrator shall compare the Minimum Collateral Amount to the Collateral Value of the Eligible Securities in the Collateral Pool for such day and shall take such actions with respect thereto as shall be required by the provisions of Article IV. After 4:30 p.m. on each Banking Day, the Administrator shall provide notices, by facsimile transmission, to the Pledgor and each Lender stating (i) the aggregate amount of all Credit Extensions made by such Lender on such Banking Day that have been confirmed by the Administrator as being Secured Obligations, (ii) the aggregate principal amount of the Secured Obligations owing to such Lender, (iii) the aggregate principal amount of all Secured Obligations and (iv) the Collateral Value of the Collateral Pool. Such information shall indicate such amounts as reflected in the Administrator's records as of 4:30 p.m. on such Banking Day.

                                   ARTICLE IV
                                 THE COLLATERAL
      4.1   Delivery, Additions and Releases of Collateral.
      (a) Any voluntary additions of Eligible Securities initiated by the Pledgor on any Banking Day shall be completed by 4:30 p.m. on such Banking Day. Notwithstanding the foregoing, the Pledgor may make voluntary additions of Collateral after 4:30 p.m. on any Banking Day, but the Administrator shall not be obligated to include the value of such Collateral in the Collateral Value of the Collateral Pool until the next succeeding Banking Day.
      (b) If after 4:30 p.m. on any Banking Day the Minimum Collateral Amount (after giving effect to all Lender Notices received by 4:30 p.m. on such day) exceeds the Collateral Value of the Collateral Pool, the Pledgor shall, after receiving notice thereof from the Administrator, deliver or cause to be delivered to the Administrator Eligible Securities having a sufficient aggregate Collateral Value to cause the Collateral Value of the Collateral Pool to be at least equal to the Minimum Collateral Amount; provided, however, that the Administrator shall be entitled to request delivery of additional Eligible Securities hereunder at any time on any Banking Day if such request is based upon a determination by the Administrator that the Collateral Value of the Collateral Pool has declined. The Pledgor shall deliver all necessary Eligible Securities not later than one hour after receipt of such a request from the Administrator up to 4:30 p.m. on the day on which it receives a request therefor from the Administrator or, if a request is received after 4:30 p.m. on any Banking Day, not later than 10:00 a.m. on the next following Banking Day. For the sake of clarity, it is agreed by the parties hereto that the presence of Ineligible Collateral in the Collateral Pool shall not by itself affect the Collateral Value of such Collateral Pool; provided, that the presence of Ineligible Collateral shall not in any way alter the Pledgor's obligation to maintain at all times the Minimum Collateral Amount.
      (c) Subject to Section 5.6, if on any Banking Day (i) the Administrator has not received actual notice of the existence of any Event of Default or Unmatured Event of Default, (ii) the Collateral Value of the Collateral Pool exceeds the Minimum Collateral Amount, (iii) no Lender Notice has been received but not yet processed by the Administrator and (iv) no Liquidation Notice shall be in effect, the Administrator shall process requests for releases of Collateral as promptly as is reasonably practical and, in any event (other than as described in Section 5.6), shall release Collateral within one hour of receipt of any notice therefor that is received by the Administrator by 1:00 p.m.; provided that the Administrator shall release such Collateral only if each of the conditions set forth in clauses (i) through (iv) above remain true as of the time of such release. Requests for release of Collateral received after 1:00 p.m. on a Banking Day shall be processed not later than 10:00 am. on the next following Banking Day. The Administrator shall not be obligated to return any individual Security to the Pledgor pursuant hereto if the Collateral Value of such Security exceeds the amount necessary to maintain the Minimum Collateral Value of the Collateral Pool. In addition, subject to Section 5.6, if at any time the Administrator has notified the Pledgor that certain Securities have become Ineligible Collateral and the Pledgor has provided sufficient replacement Eligible Securities to the Administrator, then the Administrator shall return the relevant Ineligible Collateral to the Pledgor as promptly as is reasonably practicable upon the Pledgor's request therefor.
      4.2 Method of Collateral Delivery. The Pledgor shall deliver Collateral to the Administrator, when required pursuant to Section 4.1(b) or permitted in accordance with Section 4.1(a), in the following manner:
            (a)   Customer Equity and Debt Collateral.  In the case of
Customer Equity Collateral and Customer Debt Collateral, by causing DTC to make all appropriate entries in its records identifying such Collateral as being pledged to the Administrator;
            (b) Government Securities. In the case of Government Securities, by transfer of such Government Securities to one or more book-entry accounts of Northern, as financial intermediary for the Administrator, at The Federal Reserve Bank of Chicago or, in the case of Government Securities at DTC, by causing DTC to make appropriate entries in its records identifying such Securities as being pledged to the Administrator; and
            (c) GNMA Securities. In the case of GNMA Securities, by transfer of such GNMA Securities to one or more "pledgee accounts" at PTC maintained by the Administrator and specified from time to time by the Administrator.
      4.3 Method of Collateral Return. The Administrator shall return Collateral to the Pledgor, when required pursuant to Section 6.1 or Section 10.4 or permitted in accordance with Section 4.1(c), in the following manner:
            (a) DTC Equity and DTC Debt Securities. In the case of DTC Equity Securities, DTC Debt Securities and Government Securities at DTC, by implementing a release of such Securities on the DTC System;
            (b)   Government Securities.  In the case of Government
Securities other than Government Securities at DTC, by transfer of such Securities to a book-entry account at a Federal Reserve Bank designated in writing from time to time to the Administrator by the Pledgor;
            (c) GNMA Securities. In the case of GNMA Securities, by transfer of such Securities to one or more PTC accounts designated in writing from time to time to the Administrator by the Pledgor; or
            (d) Cash Collateral. In the case of Cash Collateral, by wire transfer to the Pledgor's account number _____________ at ________________.
      4.4 Procedure for Valuation of Collateral. From and after the Effective Date, the Administrator shall maintain in its books and records an on-going accounting of the Collateral Value of the Collateral Pool and will make such adjustments thereto as are required to reflect additions to and releases of Collateral that occur during the course of each Banking Day. The Administrator shall determine such Collateral Values solely by reference to the definition of "Market Value" as used in this Agreement, and the Administrator shall have no obligation to obtain valuations of the Collateral from other sources or to verify the accuracy of the information obtained in accordance with such definition; provided, that the Administrator may make more frequent or additional determinations of Collateral Values as it in its discretion may decide but the Administrator shall in no event be obligated to do so. Upon request from any Lender on any Banking Day, the Administrator shall provide such Lender with the then-current Collateral Value of the Collateral Pool as well as the Minimum Collateral Amount, as soon as is reasonably practicable.

                                    ARTICLE V
                             THE COLLATERAL ACCOUNTS
      5.1 Establishment of Collateral Accounts. On or before the Effective Date, the Administrator shall establish or cause to be established such Collateral Accounts as may be necessary or desirable to administer the Collateral. Thereafter, the Administrator shall take all steps reasonably necessary to maintain all necessary Collateral Accounts and shall establish any new Collateral Accounts as may be necessary or desirable (in the Administrator's judgment) to maintain the security interest in the Collateral created by this Agreement including, without limitation, a demand deposit account at Northern which shall be owned by the Administrator and be established for the deposit of Cash Collateral (together with any substitutions therefor made by the Administrator, the "Cash Collateral Account").
      5.2 Control of Collateral Accounts. The Collateral Accounts shall be subject to the exclusive dominion and control of the Administrator, and the Pledgor shall have no right to request any withdrawal from any Collateral Account except as expressly permitted by the terms of this Agreement.
      5.3 Proceeds of Securities. The Administrator shall be entitled to receive all payments of interest, dividends and maturing principal in respect of Collateral in the form of Securities, except that, prior to the occurrence of a reregistration pursuant to Section 5.6(a), the Administrator shall receive stock dividends on DTC Equity Securities, but the Pledgor shall receive all other dividends and interest on all Securities. Subject to the foregoing and to
Section 5.6, (a) in the case of interest and cash dividends, the Administrator shall remit to the Pledgor (promptly after the Administrator's receipt of collected funds) an amount equal to the amount of any such payments received by the Administrator, (b) in the case of principal, the Administrator shall retain an amount equal to the amount of such payments received by the Administrator and shall include such amount in the Cash Collateral and (c) in the case of stock dividends, the Administrator shall add such dividends to the Collateral Pool.
      5.4 No Interest on the Cash Collateral. The Pledgor shall not be entitled to receive any interest or earnings on Cash Collateral or on investments of Cash Collateral nor shall the Administrator be required to make any investment with respect thereto. Any such interest or earnings received by the Administrator shall be added to the Cash Collateral Account and shall constitute Cash Collateral.
      5.5 No Commingling of Cash Collateral. Cash Collateral shall be credited to the Cash Collateral Account as received, shall not be commingled with any other funds of the Administrator.
      5.6 After Default. At any time that the Administrator is in actual receipt of notice that an Event of Default or Unmatured Event of Default has occurred and is continuing, the Collateral shall be managed as follows:
            (a) The Administrator (if it has not previously done so) may take such steps as it deems necessary to change the account at DTC in which any DTC Equity Securities, DTC Debt Securities or Government Securities at DTC are held, at the Federal Reserve Bank in which any Government Securities are held, or at PTC in which any GNMA Securities are held;
            (b) The Administrator shall hold as Cash Collateral all payments of interest, dividends and principal received by the Administrator in respect of Collateral in the form of Securities; and
            (c) No substitution or release of Collateral pursuant to Section 4.1(c) or 4.3 shall be permitted.
      5.7 Payment of Interest and Other Proceeds. Remittance of interest and proceeds required under this Article V shall be made only after such funds are received and collected by the Administrator and shall be made by credit to the Pledgor's demand deposit account number 898643 at Northern.
      5.8 Setoff. If the Administrator is otherwise obligated to pay or remit an amount of interest or dividends as provided in this Article V at a time when the Pledgor is obligated to deliver additional Collateral pursuant to Section 4.1, the Administrator shall retain such amount and include such amount in the Cash Collateral Account to the extent of the Pledgor's obligation.
      5.9 Rights in Collateral. The Pledgor shall not have any right to modify, amend or waive any terms or conditions of the Collateral, or any rights or interests therein, without the advance written consent of the Lenders; provided, that nothing herein shall be deemed to affect the pledge, substitution and release of Collateral in the ordinary course as contemplated by this Agreement. This Agreement constitutes a security agreement, and the Administrator, for the benefit of itself and the Lenders, shall have all of the rights of a secured party under Articles 8 and 9 of the UCC and all other applicable law in respect of the Collateral.
      5.10  Care of Collateral.
            (a) General. The Administrator shall exercise reasonable care in the administration and preservation of the Collateral to the extent required by applicable law and in any event shall be deemed to have exercised reasonable care if it (i) takes such action for that purpose as the Pledgor shall request in writing (but no omission to comply with any request of the Pledgor shall of itself be deemed a failure to exercise reasonable care) or (ii) exercises at least the same degree of care as it would exercise with respect to its own property.
            (b) Collection of Collateral. The Administrator shall not be obligated to collect interest or dividends on, or principal of, any Collateral or give any notice with respect to any Collateral, and the Administrator shall have no obligation hereunder to exercise any other right against any obligor or guarantor on or with respect to any Collateral.

                                   ARTICLE VI
                           FINAL RELEASE OF COLLATERAL
      6.1 Return of Collateral upon Termination of this Agreement. Upon the
Administrator's receipt of written notice from the Pledgor and each Lender that the Pledgor has satisfied in full all of its Secured Obligations owed to such Lender, and that such Lender will not be making any further Credit Extensions to the Pledgor that are to be secured by the Collateral, or otherwise to the effect that the Lenders no longer desire the collateral arrangements set forth in this Agreement to continue, this Agreement shall be terminated and the Administrator shall return to the Pledgor (as promptly as is reasonably practicable and in accordance with the procedures set forth in Section 4.3) all Securities previously pledged to the Administrator hereunder and an amount equal to the Collateral Value of the Cash Collateral; provided, however, that the Administrator may retain Collateral deemed by the Administrator to be sufficient to satisfy the Pledgor's obligations to the Administrator pursuant to Section
7.5 and Article XI, which obligations shall survive the termination of this Agreement.

                                   ARTICLE VII
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR
      7.1 Representations and Warranties. In order to induce the Lenders and the Administrator to enter into this Agreement, and to induce the Lenders to make and maintain Credit Extensions from time to time, the Pledgor represents and warrants to the Administrator and each Lender as set forth in this Section 7.1.
            (a) Organization, etc. The Pledgor is a corporation validly organized and existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into, pledge and grant security interests in Collateral under, and otherwise to perform its obligations under, this Agreement, and to own and hold its property and to conduct its business as substantially and currently conducted by it.
            (b) Due Authorization, Noncontravention, etc. The Pledgor's execution, delivery and performance of this Agreement, and the Pledgor's pledge of, and grant of a security interest in, Collateral, are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate actions, and do not (i) contravene the Pledgor's organizational documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Pledgor.
            (c) Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Pledgor of this Agreement, or for the pledge of, and grant of a security interest in, Collateral. No such authorization, approval or other action is necessary for the validity or enforceability of this Agreement. The Pledgor is a registered "broker-dealer" within the meaning of the Securities Exchange Act of 1934, as amended, and is in good standing, and is authorized to conduct business, as a broker-dealer. The Pledgor is neither an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.
            (d) Validity, etc. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and to the effect of general principles of equity (whether considered in equity or at law).
            (e)   Perfection of Security Interest.  Upon delivery of
Collateral in the manner specified in Section 4.2 and,
                  (i) in the case of any transfer of Government Securities other than Government Securities at DTC, the relevant Federal Reserve Bank's confirmation of such transfer to Northern, followed by Northern's (1) identification (by book-entry or otherwise) of such Securities as "belonging to" the Administrator (within the meaning of Section 8-313(i)(d) of the UCC) and (2) confirmation of such identification to the Administrator,
                  (ii) in the case of any pledge of DTC Equity Securities, DTC Debt Securities or Government Securities maintained at DTC, the recordation of appropriate entries on the books of DTC acknowledging that such Securities have been pledged to the Administrator, and
                  (iii) in the case of any transfer of GNMA Securities, the recordation of appropriate entries on the books of PTC effecting a transfer of such Collateral to the account at PTC specified by the Administrator;
the Administrator, for the benefit of itself and the Lenders, shall have a perfected pledge of and security interest in such Collateral and all proceeds thereof (subject to ss.9-306 of the UCC), which security interest shall be prior to all other interests in such Collateral.
            (f) Ownership, No Liens, etc. Immediately before giving effect to each delivery of Securities by the Pledgor to the Administrator, the Pledgor will have the rights with respect thereto as set forth in Section 7.1(j), and the Pledgor will have the right to receive all payments on such Securities, in each case free and clear of all liens, security interests and adverse a claims other than (i) the lien hereof and any interests in such Collateral created or permitted to exist by the Administrator and (ii) claims of Customers, which claims are subordinate to the rights of the Administrator under this Agreement.
            (g) Valid Security Interest. The delivery of Securities to the Administrator, together with the actions described in the foregoing subsection
(e), is effective to create a valid, perfected, first priority security interest in all such Securities and all proceeds thereof received and retained by the Administrator, securing the Secured Obligations. No filings or other action will be necessary to perfect such security interest.
            (h) Taxpayer ID Number. The Pledgor's U.S. tax payer identification number is 41-0953246.
            (i) Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), and rules and regulations and orders of every governmental authority, securities exchange and broker-dealer self-regulatory organization, including, without limitation, the National Association of Securities Dealers, the noncompliance with which might adversely affect the value of the Collateral or the worth of the Collateral as collateral security for the Secured Obligations.
            (j) Securities. No Security pledged to the Administrator pursuant to the terms of this Agreement is subject to any restriction on transfer, including, without limitation, Rules 144 and 144A under the Securities Act of 1933, as amended, and any other rule promulgated thereunder, and each Security comprising the Collateral Pool is eligible to be pledged and hypothecated under Rules 8c-1 and 15c2-1 and any other applicable regulations under the Securities Exchange Act of 1934, as amended, all regulations issued in connection therewith (including, without limitation, the requirement that the Customer that owns such Security has expressly consented to such hypothecation), and all relevant regulations of the Board of Governors of the Federal Reserve System, as each of the foregoing may be amended from time to time.
            (k) Time of Rendering. The representations and warranties contained in this Section 7.1 shall be deemed to be made by the Pledgor to the Administrator on the date of each Credit Extension and each delivery of Collateral to the Administrator pursuant hereto.
            (l) Federal Reserve Regulations. Each of the Credit Extensions has been extended in full compliance with Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.
      7.2 Compliance Certificate. Not later than seven Banking Days following the end of each of the Pledgor's fiscal quarters, the Pledgor shall deliver to the Administrator and the Lenders a compliance certificate substantially in the form of Exhibit B, properly completed.
      7.3   Title Covenants.  The Pledgor covenants that at no time shall it:
            (a) create, permit or suffer to be created any lien or security interest in the Collateral other than the lien hereof; or
            (b) sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the Administrator's prior written consent. The Pledgor further covenants and agrees to defend the Collateral against the claims and demands of all other parties.
      7.4 Further Assurances. The Pledgor shall at its sole expense file, record, make, execute and deliver all such notices, instruments, statements and other documents, and take such acts, as the Administrator may reasonably request from time to time to register in the name of the Administrator, perfect, preserve or otherwise protect the security interest of the Administrator, for the benefit of itself and the Lenders, in the Collateral or any part thereof, or to give effect to the rights, powers and remedies of the Administrator hereunder, including but not limited to execution and delivery of financing statements. The Pledgor shall be obligated to perform its obligations under this Agreement notwithstanding the ability of the Administrator to take such actions pursuant to the provisions of Section 7.6,
      7.5   Costs of Transfer; Taxes; and Expenses.
            (a) The Pledgor shall be obligated to pay all transfer taxes and other costs incurred in connection with all transfers of Collateral made in respect of this Agreement.
            (b) The Pledgor agrees to pay the Administrator the reasonable costs and expenses, including but not limited to attorneys' fees and other charges, incurred by the Administrator in connection with making collections on any Collateral.
      7.6   Administrator May Perform.
            (a) If the Pledgor fails to perform any agreement contained herein to be performed by it, the Administrator may, upon the written instructions of the Required Lenders, itself file, record, make, execute and deliver all such notices, instruments, statements and other documents, and take such acts, as the Required Lenders may determine to be necessary or desirable from time to time to perfect, preserve or otherwise protect the security interest of the Administrator, for the benefit of itself and the Lenders and otherwise perform, or cause performance of, any other such actions as the Required Lenders shall determine are necessary or desirable, and the reasonable expenses of the Administrator incurred in connection therewith shall be payable by the Pledgor and shall be part of the Secured Obligations.
            (b) The Pledgor hereby irrevocably appoints the Administrator the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, with full power of substitution, at any time when any Event of Default shall have occurred and be continuing, to take any action and to execute any instrument from time to time in accordance with the written instructions of the Required Lenders which the Required Lenders may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
                  (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
                  (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, if any, in connection with clause (i) above; and
                  (iii) to file any claims or take any action or institute any proceedings which the Required Lenders may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Administrator with respect to any of the Collateral.
      7.7   Form U-1.  The Pledgor covenants to execute and deliver a Form
U-1 to any Lender requesting the delivery thereof, together with any updates thereof reasonably requested by such Lender.

                                  ARTICLE VIII
               THE ADMINISTRATOR'S REPRESENTATIONS AND WARRANTIES
      8.1 Representations and Warranties. The Administrator hereby represents and warrants to the Lenders and the Pledgor as follows:
            (a) Organization. The Administrator is an Illinois banking corporation, duly organized, validly existing and in good standing under the laws of the State of Illinois;
            (b) Due Authorization, etc. The Administrator has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and it has taken all action necessary for the due execution, delivery and performance of this Agreement;
            (c) No Violation of Law, etc. The execution, delivery and performance of this Agreement by the Administrator do not and will not contravene any law or contractual restriction binding upon or affecting it, or require the consent, authorization, approval or other action by, or notice to or filing with, any person, corporation or other legal entity (including, without limitation, any governmental authority or regulatory body) except filings, notices and other action required to perfect the liens and security interests contemplated by this Agreement;
            (d) Validity, etc. This Agreement constitutes the legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and to the effect of general principles of equity (whether considered in equity or at law);
            (e) Course of Business. The Administrator is eligible to maintain and does maintain at least one account with each of DTC, PTC and, through the financial intermediation of Northern, The Federal Reserve Bank of Chicago, in which it holds securities for the account of its customers; and
            (f) Clearing Corporation. The Administrator is not a "clearing corporation" (as such term is defined in ss.8-102(3) of the UCC).

                                   ARTICLE IX
       THE LENDERS' REPRESENTATIONS, WARRANTIES AND COVENANTS
      9.1 Representations and Warranties. Each Lender hereby represents and warrants to the other Lenders, the Administrator, and the Pledgor as follows:
            (a) Organization. It is either a state banking corporation, a national banking association or a branch of a foreign banking corporation licensed to do business in the State of Illinois, as the case may be, and is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization;
            (b) Due Authorization, etc. It has all requisite power and authority to execute, deliver and perform its respective obligations under this Agreement and it has taken all action necessary for the due execution, delivery and performance of this Agreement;
            (c) No Violation of Law, etc. The execution, delivery and performance of this Agreement by it does not and will not contravene any law or contractual restriction binding upon or affecting it, or require the consent, authorization, approval or other action by, or notice to or filing with, any person, corporation or other legal entity (including, without limitation, any governmental authority or regulatory body);
            (d) Validity. This Agreement constitutes the legal, valid and binding obligation of such Lender enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and to the effect of general principles of equity (whether considered in equity or at law);
            (e) Form U-1. It has received and maintains in its records such duly completed and executed Forms U-1 with respect to the Credit
Extensions as may be required by applicable law; and
            (f) Knowledge of Claims. It has received no "notice" (as that term is defined in ss.1-201 of the UCC) of any "adverse claim" (as that term is defined in ss.8-302(2) of the UCC) with respect to any Securities to be pledged under this Agreement (it being understood, however, that knowledge that certain Securities to be pledged hereunder are owned by one or more Customers of the Pledgor shall not in itself be deemed to be actual or constructive knowledge of such an "adverse claim").
            (g) Credit Decisions. It has, independently of the Administrator and each other Lender, and based on such documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to make Credit Extensions to the Pledgor that are or may be Secured Obligations hereunder; provided, however, that in making such decisions the Lenders will utilize information regarding Collateral Values provided to them by the Administrator pursuant to Sections 3.1 and 4.4; and provided, further, that nothing contained in this subsection (g) shall be deemed to impose any duties on the Administrator other than those expressed in this Agreement. Such Lender also represents and warrants that it will, independently of the Administrator and each other Lender, continue to make its own credit decisions as to exercising or not exercising from time to time any rights available to it under this Agreement or under any promissory note, loan agreement or any other document or instrument evidencing any Credit Extension.
      9.2 Covenant to Maintain Form U-1. Each Lender, as applicable, hereby covenants with the Administrator, the Pledgor, and each other Lender that it will obtain and maintain in its books and records such Forms U-1 with respect to its respective Credit Extensions as may be required under applicable law.

                                    ARTICLE X
                     EVENTS OF DEFAULT; THE ADMINISTRATOR'S
                       RIGHTS UPON DEFAULT BY THE PLEDGOR
       10.1 Events of Default. Each of the following events or occurrences shall constitute an "Event of Default".
            (a) Non-Payment of Obligations. The Pledgor shall have defaulted in the payment or prepayment when due of any Secured Obligation.
            (b) Breach of Warranty. Any representation or warranty of the Pledgor made or deemed to be made hereunder or any other writing or certificate furnished by or on behalf of the Pledgor to the Administrator or any Lender pursuant to this Agreement is or shall be incorrect in any material respect when made or deemed to be made.
            (c) Non-Performance of Certain Covenants and Obligations. The Pledgor shall default in the due performance and observance of any of its obligations under Section 4.1, 7.3 or 7.4.
            (d) Non-Performance of Other Covenants and Obligations. The Pledgor shall default in the due performance and observance of any other agreement contained herein and such default shall continue unremedied for a period of 10 days after notice thereof shall have been given to the Pledgor by the Administrator or any Lender.
            (e)   Bankruptcy, Insolvency, etc.  The Pledgor shall
                  (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;
                  (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Pledgor or any property of the Pledgor, or make a general assignment for the benefit of creditors;
                  (iii) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Pledgor or for a substantial part of the Pledgor's property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 30 days, provided that the Pledgor hereby expressly authorizes the Administrator and each Lender to appear in any court conducting any relevant proceeding during such 30-day period to preserve, protect and defend their rights under this Agreement and any other documents evidencing any of the Secured Obligations;
                  (iv) commence, or permit or suffer to exist the commencement, of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, including, without limitation, under the federal bankruptcy code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code") or the Securities Investor Protection Act ("SIPA"), as either of them may be amended from time to time, in respect of the Pledgor and, if any such case or proceeding is not commenced by the Pledgor such case or proceeding shall be consented to or acquiesced in by the Pledgor or shall result in the entry of an order for relief or shall remain for 30 days undismissed, provided that the Pledgor hereby expressly authorizes the Administrator and each Lender to appear in any court conducting any such case or proceeding during such 30-day period to preserve, protect and defend their rights under this Agreement and any other documents evidencing any of the Secured Obligations; or
                  (v) take any corporate action authorizing, or in furtherance of, any of the foregoing.
            (f) Impairment of Security, etc. Any lien granted hereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Pledgor; the Pledgor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any lien securing any Secured Obligation shall, in whole or in part, cease to be a perfected first priority lien.
            (g) Default under Indebtedness. An "Event of Default" as therein defined, shall occur under any loan or credit agreement between the Pledgor and any Lender, and that Lender shall give notice thereof to the Administrator.
      10.2 Right to Deliver Liquidation Notices Upon Event of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, each Lender shall have the right, but not the obligation, to deliver to the Administrator a notice (a "Liquidation Notice") in the form set forth as Exhibit C hereto, with appropriate insertions, in which such Lender directs the Administrator to take such steps as are provided in Section 10.3 in order to realize upon the Collateral and to pay to such Lender the aggregate Secured Obligations (as reflected in the books and records of the Administrator) owed to such Lender as of the date which is the earlier of (a) the afternoon of the first Banking Day after the date such Liquidation Notice is received by the Administrator or (b) the date the Administrator shall have received a Liquidation Notice from every Lender (such earlier date being herein called a "Liquidation Date"), provided that any Liquidation Notice received by the Administrator after 12:00 p.m. shall be deemed to have been received on the next Banking Day. Upon receipt of any Liquidation Notice, the Administrator shall, on the same Banking Day, notify all other Lenders thereof and each other Lender shall have the right, but not the obligation, to send a Liquidation Notice with respect to such Lender's own Secured Obligations, provided, that each such Lender shall be deemed to have tendered a Liquidation Notice with respect to its own Secured Obligations unless any particular Lender notifies the Administrator to the contrary (with respect to itself) no later than 12:00 p.m. on the Liquidation Date. Each Lender which has been deemed to have tendered a Liquidation Notice agrees to cooperate with the Administrator as promptly as possible in providing all relevant information that would otherwise have been set forth in a Liquidation Notice. Lenders providing, or deemed to have provided, a Liquidation Notice shall be referred to herein as "First Tier Lenders". After 12:00 p.m. on the Liquidation Date, the Administrator shall commence the liquidation of the Collateral and the application of the proceeds thereof to the payment of the Secured Obligations of the First Tier Lenders pursuant to the terms of this Article X, provided that the Administrator shall have the right, but not the obligation, to begin to liquidate Collateral upon receipt of any Liquidation Notice, but shall not apply any proceeds thereof against any Secured Obligations (other than those described in clauses first and second of Section 10.4) until after 12:00 p.m. on the Liquidation Date. The Administrator shall notify the Pledgor of its intent to begin such liquidation on or before the day such liquidation is to be commenced, but the failure of the Administrator to provide such notice shall not impair the validity of the liquidation proceedings. Any Liquidation Notice received by the Administrator after 12:00 p.m. on any Liquidation Date shall be treated by the Administrator as a new Liquidation Notice and the Administrator shall notify any Lenders that were not First Tier Lenders ("Second Tier Lenders") of the receipt of such new Liquidation Notice. No Second Tier Lender shall receive any proceeds of Collateral until all First Tier Lenders have been paid in full, at which time the Administrator shall liquidate Collateral and apply the proceeds thereof to the Secured Obligations owed to the Second Tier Lenders, if any. Upon the occurrence of a Bankruptcy Event all Lenders shall be deemed to have given a Liquidation Notice as of the date and time of such Bankruptcy Event.
      10.3 Remedies. The Administrator, under the circumstances set forth in the last sentence of this Section 10.3, shall take such steps as it believes to be reasonably necessary in the exercise of its rights and remedies as a secured party with respect to the Collateral, including any such rights and remedies under the UCC, and may, in addition, to the extent permitted by applicable law, without demand of performance and without notice to the Pledgor except as provided below, take one or more of the actions listed below:
            (a) Sale. Sell, assign, give options to purchase, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in one lot or in separate parcels, for cash or on credit or for future delivery, at the option and in the sole discretion of the Administrator or its designee, without any assumption of credit risk on the part of the Administrator and free of all rights and claims of the Pledgor therein and thereto, including, without limitation, any and all right of redemption, stay or appraisal, at any public or private sale, and at such price or prices as the Administrator or its designee may deem appropriate, without prior notice of intention to sell or of time or place of sale (all of which are expressly waived by the Pledgor to the extent permitted by applicable law). Any notice of intended sale of any of the Collateral required by law shall be deemed reasonably and properly given if given as set forth in Section 10.2 of this Agreement. The parties agree that such notice shall constitute reasonable notice under ss.9-504(3) of the UCC. The Administrator or any Lender may be the purchaser of any or all of the Collateral so sold.
            (b) Retention. Give the Pledgor notice of the Administrator's proposal to retain the Cash Collateral for distribution on account of the Secured Obligations that are subject to Liquidation Notices and, if the Pledgor does not give the Administrator notice of objection and make complete payment (in full and in immediately available funds) of such outstanding Secured Obligations on the same day notice thereof is given to the Pledgor in accordance with Section 10.2, apply such Cash Collateral in satisfaction of such Obligations, free of all rights and claims of the Pledgor therein and thereto. The Administrator shall notify the Pledgor of its intent to retain the Cash Collateral pursuant to this subsection (b) on or before the day of such retention and the parties agree that such form of notice shall constitute reasonable notice within the meaning of ss.9-504(3) of the UCC.
      The Administrator is hereby authorized to take any and all of such steps
(i) without further consent from any Lender upon the occurrence of an Event of Default of a type specified in Section 10.1(e) or (ii) at the direction of all Lenders giving or deemed to have given Liquidation Notices with respect to a particular Liquidation Date.
      10.4 Application of Proceeds. Both the proceeds of any sale of all or any part of the Collateral pursuant to Section 10.3(a) and any Cash Collateral retained pursuant to Section 10.3(b) shall be applied by the Administrator:
      first, to all reasonable expenses (including, without limitation, fees and expenses of legal counsel (who may be employees of the Administrator)) or taxes imposed or incurred in connection with (i) the administration, care, sale or collection of, or realization upon, any of the Collateral or (ii) the preservation or enforcement of any rights of the Administrator hereunder (the "Collection Expenses");
      second, to the payment of accrued and unpaid reasonable fees and expenses of the Administrator relating to the administration of this Agreement (the "Administration Expenses");
      third, to the payment of accrued interest on the Secured Obligations that are subject to Liquidation Notices at such time (pro rata in accordance with the respective amounts of interest owed); provided, that default interest accrued on any such Secured Obligations shall, for purposes of inclusion in this clause third, not include any amounts accrued which are in excess of amounts that would have accrued at a rate equal to 2% plus the contract rate for such Secured Obligations;
      fourth, to the payment of the principal amount of the Secured Obligations that are subject to Liquidation Notices at such time (pro rata in accordance with the respective principal amounts owed);
      fifth, to the payment of all expenses (including, without limitation, fees and expenses of legal counsel (who may be employees of a Lender)) incurred by a Lender in connection with the enforcement of any rights of such Lender hereunder and under any document or instrument evidencing such Lender's Secured Obligations (pro rata in accordance with the respective aggregate expenses owed) (such expenses being herein called each Lender's "Lender Expenses"), together with accrued default interest in excess of the amount specified in clause third aboveo plus any contractual "make-whole" premiums in connection with such Secured Obligations; and
      sixth, if all Lenders shall have given the Administrator a Liquidation Notice at such time, then the balance remaining, if any, to the Pledgor. The Pledgor shall remain liable for any such Secured Obligations remaining unpaid as well as for any Secured Obligations that are owing to a Lender that has elected not to send a Liquidation Notice to the Administrator, if applicable, together with all Obligations that are not Secured Obligations. In allocating and applying the proceeds of such sale and retention, the Administrator shall be entitled to rely on the information contained in the Liquidation Notice provided by each Lender, conclusively and without verification from any source, with respect to principal, interest and Lender Expenses owed to such Lender. Following such application of the proceeds of such sale and retention, and so long as all the Secured Obligations shall have been fully satisfied, the Administrator shall return to the Pledgor, as promptly as is reasonably practicable, any remaining Securities previously pledged to the Administrator hereunder, any remaining proceeds of such sale and any remaining Cash Collateral, all in accordance with the procedures set forth in Section 4.3 and at the Pledgor's expense. Notwithstanding the foregoing, and notwithstanding any other provision of this Agreement, in no event shall Collateral be used to pay any Obligations other than (w) Collection Expenses, Administration Expenses and such Lender Expenses as were incurred with respect to the Customer-Secured Obligations and (x) the Customer-Secured Obligations. If at any time any Lender having Secured Obligations outstanding shall not have given any Liquidation Notice to the Administrator, then this Agreement shall continue in full force and effect with respect to the Administrator, the Pledgor and such Lender(s), except as otherwise provided in Section 6.1.
      10.5 Right to Initiate Judicial Proceedings, Etc. Upon the occurrence of a Bankruptcy Event, or otherwise on a Liquidation Date at the direction of the Required Lenders (or all of those Lenders having tendered or having been deemed to have tendered Liquidation Notices on such Liquidation Date), (i) the Administrator shall institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement, and (ii) the Administrator shall proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.
      10.6 Appointment of a Receiver. If a receiver of the Collateral shall be appointed in judicial proceedings,' the Administrator (or any entity acting as successor Administrator hereunder) may be appointed as such receiver.
      10.7  Remedies Not Exclusive.
            (a) No remedy conferred upon or reserved to the Administrator herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute.
            (b) No delay or omission of the Administrator or any Lender to exercise any right, remedy or power accruing upon the occurrence and continuance of any Event of Default shall impair any such right, remedy or power or be construed to be a waiver of any such Event of Default or an acquiescence therein; and every right, power and remedy given to the Administrator and each Lender under this Agreement may be exercised from time to time and as often as may be deemed expedient by the Administrator or the Required Lenders.
            (c) In case the Administrator shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrator, then and in every such case the Pledgor, the Administrator and the Lenders shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Administrator shall continue as though no such proceeding had been taken.
            (d) All rights of action and rights to assert claims upon or under this Agreement may be enforced by the Administrator without the possession of any documentation evidencing any Secured Obligation or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Administrator shall be brought in its name as Administrator, for the benefit of itself and the Lenders, and any recovery relating to any judgment shall be held as part of the Collateral.
      10.8 Waiver of Certain Rights. The Pledgor and each Lender, to the extent each of them lawfully may do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted hereunder, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety. In addition, the Pledgor covenants with the Administrator and the Lenders that, in the event of the filing of any voluntary or involuntary petition in bankruptcy or any action taken by the Securities Investors Protection Corporation under SIPA with respect to the Pledgor, the Pledgor shall not assert or request any other party to assert that any automatic stay provision under the Bankruptcy Code or SIPA shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Administrator and the Lenders to enforce any rights they may have under this Agreement, and the Pledgor hereby irrevocably consents to an order granting relief from all stays, including the automatic stay imposed by Section 362 of the Bankruptcy Code.
      10.9 Limitation by Law. All the provisions of this Article X are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                                   ARTICLE XI
                            EXPENSES AND INDEMNITIES
      11.1 Compensation and Expenses. The Pledgor agrees to pay to the Administrator, from time to time, upon demand, (a) reasonable compensation for its services hereunder and for administering the Collateral and (b) all of the fees, costs and expenses of the Administrator (including the reasonable fees and other charges of its counsel and such special counsel as the Administrator elects to retain) (i) arising in connection with the preparation, execution, delivery, administration, modification, restatement, amendment or termination of this Agreement or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof and (ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant hereto and the preservation, protection or defense of the Administrator's rights under this Agreement and in and to the Collateral. The Pledgor also agrees to pay to each Lender upon demand all of the fees, costs and expenses of such Lender (including the reasonable fees and disbursements of its counsel) incurred or required to be advanced in connection with the enforcement (whether in the context of a civil action, adversary proceedings, workout or otherwise) of this Agreement.
      11.2 Stamp and Other Similar Taxes. The Pledgor agrees to indemnify and hold harmless the Administrator and each Lender from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Collateral or the attachment or perfection of the security interest granted to the Administrator, for the benefit of itself and the Lenders, in any Collateral. The obligations of the Pledgor under this Section 11.2 shall survive the termination of the other provisions of this Agreement.
      11.3 Filing Fees, Excise Taxes, etc. The Pledgor agrees (a) to pay or to reimburse the Administrator and the Lenders for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and (b) to save the Administrator and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Pledgor under this Section 11.3 shall survive the termination of the other provisions of this Agreement.
      11.4  Indemnification.
            (a) The Pledgor agrees to protect, indemnify and save harmless the Administrator, each Lender, each Lender's and the Administrator's respective officers, directors, shareholders, controlling persons, employees and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to or in connection with the execution and delivery of this Agreement or the enforcement, performance and administration of this Agreement or any of the powers granted to the Administrator hereunder, unless arising from the gross negligence or willful misconduct of such Indemnified Party. If for any reason the indemnification provided above in this Section 11.4(a) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Pledgor shall contribute to the amount paid or payable by such Indemnified Party as a result of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Pledgor on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.
            (b) In any suit, proceeding or action brought by the Administrator under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Pledgor will indemnify, save and keep harmless the Administrator and the Lenders from and against all expense, loss and damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Pledgor, and all such obligations of the Pledgor shall be and remain enforceable against and only against the Pledgor and shall not be enforceable against the Administrator or any Lender.
            (c) The agreements in this Section 11.4 shall survive the termination of the other provisions of this Agreement.

                                   ARTICLE XII
                                THE ADMINISTRATOR
      12.1  Acceptance of Appointment; Term of Agreement.
            (a) The Administrator, for itself and its successors, hereby accepts its appointment as such upon the terms and conditions hereof, including those contained in this Article XII.
            (b) Unless otherwise terminated pursuant to the terms of this Agreement, this Agreement shall continue in effect for a period commencing on the date hereof and ending one year later (the "Termination Date") and automatically shall be renewed for additional one-year periods commencing on the then-effective Termination Date unless either the Administrator or the Pledgor, at least 30 days prior to a Termination Date, notifies the other parties hereto that it is terminating the Agreement as of the then-effective Termination Date; provided, that in no event shall this Agreement terminate following the occurrence and during the continuance of an Event of Default of which the Administrator has actual knowledge until all Secured Obligations have been paid in full or all Collateral liquidated and disbursed by the Administrator in accordance with the terms of this Agreement.
            (c) Subject to any contrary agreement between the Pledgor and any Lender, any Lender may, upon 30 days' prior written notice to the Pledgor and the Administrator, cease to be a Lender under the terms of this Agreement. Such notice shall specify a date not less 30 nor more than 45 days from the date of such notice as the date of such cessation. The Administrator, the Pledgor and such Lender shall agree on a final accounting of the Secured Obligations owed to such Lender as of such date. The Pledgor and such Lender shall independently make such arrangements as they may determine regarding the disposition of the Credit Extensions representing such Secured Obligations after such date. After such date such Credit Extensions shall no longer constitute Secured Obligations and the Administrator and the Pledgor shall have no further obligations to such Lender under this Agreement.
      12.2  Exculpatory Provisions.
            (a) Except for those representations and warranties set forth in
Article VIII, the Administrator shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Pledgor and the Lenders (including Northern in its capacity as a Lender). The Administrator makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Pledgor thereto or as to the security afforded by this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement or of any of the Obligations, and the Administrator shall incur no liability or responsibility in respect of any such matters; provided, that the determination by the Administrator of Collateral Values shall be deemed to be a representation by the Administrator only that such Collateral Values have been arithmetically calculated in accordance with the terms of this Agreement. The Administrator shall not be responsible for determining whether Collateral constitutes Eligible Securities. The Administrator shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral. The Administrator shall be entitled to charge the Pledgor's demand deposit account number 898643 at Northern or any Collateral Account for the payment of any such taxes, charges, assessments, and liens.
            (b) The Administrator shall not be required to ascertain or inquire as to the performance by the Pledgor or any Lender of any of the covenants or agreements contained herein or in any document or instrument creating, governing or evidencing any of the Obligations except as specifically provided herein with respect to substitution of Collateral and provision of additional Collateral. Whenever it is necessary or, in the opinion of the Administrator, advisable for the Administrator to ascertain the amount of Secured Obligations then owed to a Lender, the Administrator may rely on a certificate of such Lender as to such amount, and if any Lender shall not have given such information to the Administrator within one Banking Day after the Administrator's request therefor, it shall not be entitled to receive distributions hereunder (in which case such distributions, as established by the Administrator on the basis of the information available to it, shall be held for the benefit of such Lender) until such Lender has given such information to the Administrator and the Administrator has had a reasonable amount of time to act upon such information.
            (c) The Administrator shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement in its capacity as Administrator except for its own gross negligence or willful misconduct.
      12.3 Delegation of Duties. The Administrator may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Administrator shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. None of such agents or attorneys-in-fact shall be personally liable to the Pledgor or the Lenders for any action taken or omitted to be taken by it in accordance with its appointment except for its own gross negligence or willful misconduct. The Administrator shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.
      12.4  Reliance by Administrator.
            (a) Whenever in the administration of this Agreement the Administrator shall deem it necessary or desirable that a matter be proved or established with respect to the Pledgor in connection with the taking, suffering or omitting of any action hereunder by the Administrator, such matter (unless other evidence in respect thereof is specifically prescribed elsewhere in this Agreement) may be deemed to be conclusively proved or established by a certificate of an authorized officer of the Pledgor delivered to the Administrator, and such certificate shall be full warranty to the Administrator for any action taken, suffered or omitted in reliance thereon;
            (b) The Administrator may consult with counsel, and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Administrator shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.
            (c) The Administrator may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Administrator and conforming to the requirements of this Agreement.
            (d) If the Administrator has been requested to take action pursuant to Section 7.6 or 10.2, the Administrator shall not be under any obligation to exercise any of the rights or powers vested in the Administrator by this Agreement unless the Administrator shall have been provided adequate security and indemnity by the Lenders requesting such action against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, except such costs, expenses and liabilities incurred solely as a result of its own gross negligence or willful misconduct, including such reasonable advances as may be requested by the Administrator.
      12.5  Limitations on Duties of Administrator.
            (a) Prior to the occurrence of an Event of Default other than of the type specified in Section 10.1(e), the Administrator shall be obliged to perform only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Administrator. The Administrator shall, during the existence of any such Event of Default of which it has actual knowledge, exercise the rights and powers vested in it by this Agreement, and the Administrator shall not be liable with respect to any action taken or omitted by it in accordance with the direction of any Lender pursuant to Section 10.2 or any other provision of this Agreement.
            (b) Except as herein otherwise expressly provided, including upon the written request of any Lender pursuant to Section 10.2, the Administrator shall not be under any obligation to take any action which is discretionary with the Administrator under the provisions hereof. The Administrator shall make available for inspection and copying by each of the Lenders each certificate or other paper furnished to the Administrator by the Pledgor under or in respect of this Agreement or any of the Collateral. The Pledgor and the Administrator each agree to provide to any Lender from time to time, as promptly as is reasonably practicable, any information regarding this Agreement or the Collateral as may be reasonably requested by such Lender.
      12.6  Resignation and Removal of the Administrator.
            (a) The Administrator may at any time, by giving written notice to the Pledgor and the Lenders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor collateral administrator, (ii) the approval of such successor collateral administrator (evidenced in writing) by the Required Lenders, and
(iii) the acceptance of such appointment by such successor collateral administrator. The Administrator may be removed at any time only for cause and a successor collateral administrator appointed by the affirmative vote of the Required Lenders; provided that the Administrator shall be entitled to its fees and expenses to the date of removal. If no successor collateral administrator is appointed within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such removal, the Administrator (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation) shall, or any Lender may, apply to any court of competent jurisdiction to appoint a successor collateral administrator to act until such time, if any, as a successor collateral administrator shall have been appointed as above provided. Any successor collateral administrator so appointed by such court shall immediately and without further act be superseded by any successor collateral administrator approved by the Required Lenders as above provided.
            (b) If at any time the Administrator shall be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Administrator for any other cause, a successor collateral administrator may be appointed by the Required Lenders, and the powers, duties, authority and title of the predecessor collateral administrator may be terminated and canceled without procuring the resignation of such predecessor collateral administrator, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor collateral administrator in writing, duly acknowledged, delivered to the predecessor collateral administrator and the Pledgor, and filed for record in each public office, if any, in which this Agreement is required to be filed.
            (c) The appointment and designation referred to in the foregoing subsection (b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral administrator, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor collateral administrator shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Required Lenders, the Pledgor or its successor collateral administrator, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor collateral administrator. Should any deed, conveyance or other instrument in writing from the Pledgor be required by any successor collateral administrator for more fully and certainly vesting in such successor collateral administrator the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor collateral administrator, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor collateral administrator, be executed, acknowledged and delivered by the Pledgor.
            (d) Any required filing for record of the instrument appointing a successor collateral administrator as hereinabove provided shall be at the expense of the Pledgor. The resignation of any collateral administrator and the instrument or instruments removing any collateral administrator, together with all other instruments, deeds and conveyances provided for in this Article XII shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Pledgor, wherever this Agreement is recorded, registered and filed.
      12.7 Status of Successors to the Administrator. Every successor to the Administrator appointed pursuant to Section 12.6 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, having its principal corporate trust office within the 48 contiguous States and which is able to make each of the representations and warranties of the type set forth in Article VIII.
      12.8 Merger of the Administrator. Any corporation into which the Administrator shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Administrator shall be a party, shall be Administrator under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

                                  ARTICLE XIII
                           CONDITIONS TO EFFECTIVENESS
           The effectiveness of this Agreement is subject to the prior satisfaction of each of the following conditions precedent:
      13.1 Resolutions, etc. The Administrator shall have received from the Pledgor a certificate, dated a date satisfactory to the Administrator, of an authorized officer of the Pledgor (whose own signature shall have been certified by another of the Pledgor's authorized officers) certifying the correctness of
(a) resolutions of the Pledgor then in full force and effect authorizing the execution, delivery and performance of this Agreement and the pledge of, and grant of a security interest in, the Collateral hereunder, (b) the incumbency and signatures of those of its officers and employees authorized to act with respect to this Agreement, upon which certificate the Administrator and each Lender may conclusively rely until otherwise notified by the Pledgor, (c) the true and correct status of the Pledgor's representations and warranties hereunder and the absence of any Event of Default or Unmatured Event of Default and (d) a copy of the Pledgor's most recent organizational documents and agreements.
      13.2 Opinions of Counsel. The Administrator shall have received opinions, dated the Effective Date and addressed to the Administrator and all Lenders from David Rosedahl, General Counsel to the Pledgor, substantially in the form of Exhibit D hereto.
      13.3 Closing Fees. Expenses, etc. The Administrator shall have received for its own account, or for the account of each Lender as the case may be, all fees, costs and expenses due and payable in connection with this Agreement, if then invoiced.
      13.4 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Pledgor shall be satisfactory in form and substance to the Administrator and its counsel, and the Administrator and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrator or its counsel may reasonably request.

                                   ARTICLE XIV
                             ADDITION OF NEW LENDERS
      14.1 New Lenders. Subject to the prior consent of the Administrator, which consent shall not be unreasonably withheld, one or more financial institutions may become parties to this Agreement and may become "Lenders" hereunder by delivering to the Administrator a duly executed Assumption Agreement substantially in the form set forth as Exhibit E hereto, with appropriate insertions, dated a date satisfactory to the Administrator. The Administrator agrees to notify each existing Lender when a new financial institution has become a Lender pursuant to this Section 14.1.

                                   ARTICLE XV
                                     GENERAL
      15.1  Notices.
            (a) Collateral. All notices and other communications provided to any party requesting Collateral to be delivered or returned pursuant to Section 4.1 or Collateral to be returned pursuant to Section 4.1(c) may be given orally (including telephonically to such party's telephone number set forth on the signature pages hereof or any other telephone number such party may notify to the other parties hereto in writing) during normal business hours in the city in which such party is located on any Banking Day to the officer, if any, named in the signature pages hereof or to any other officer of such party at such telephone number who identifies himself or herself as being permitted to receive oral communications with respect hereto, subject, however, to the requirements of Section 3.1(b). Any such oral communication will be deemed received and effective when actually received by any such officer. Notwithstanding the foregoing, any party may send communications (i) with respect to DTC Debt Securities, DTC Equity Securities or Government Securities at DTC, to another party via the DTC System and (ii) with respect to GNMA Securities, to another party via the PTC System.
            (b) Other. Any notice of any other nature shall be in writing and
(i) if mailed with proper postage and return receipt requested, shall be deemed to have been received 3 Banking Days following deposit thereof in the United States mail; (ii) if by facsimile, shall be deemed to have been received on the day such notice is sent and confirmation of receipt thereof received by the sender (provided that a machine-generated facsimile confirmation shall not be deemed to be confirmation of receipt thereof); and (iii) if by courier, shall be deemed to have been received on the next succeeding Banking Day following deposit thereof with such courier. Notices under Article X may be given by facsimile or by telephone promptly confirmed by facsimile.
      15.2  Amendments, Supplements and Waivers.
            (a) The Administrator, the Required Lenders, and the Pledgor may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or amending the definition of any capitalized term used herein, as such capitalized term is used herein, or changing in any manner the rights of the Administrator, the Lenders or the Pledgor hereunder; provided, however, that no such supplemental agreement shall:
                  (i) amend, modify or waive any provision of this Section 15.2, any definition set forth in Section 1.1 or, subject to subsection (c) hereof or any provision of Articles III, IV, V or X without the written consent of each Lender;
                  (ii) amend, modify or waive any provision of Section 10.4 or the definition of the term "Secured Obligations" without the written consent of any Lender whose rights in relation to the rights of the other Lenders would be adversely affected thereby; or
                  (iii) amend, modify or waive any provision of this Agreement so as to adversely affect any of the Administrator's rights, immunities or indemnities hereunder or enlarge its duties hereunder without the written consent of the Administrator.
Any such supplemental agreement shall be binding upon the Pledgor, the Lenders and the Administrator and their respective successors; provided, that any such supplemental agreement that is not of a nature as to be governed by clause (i),
(ii) or (iii) above shall become effective immediately upon the execution of such supplemental agreement by the Pledgor, the Administrator and each Lender or, if executed by the Pledgor, the Administrator and the Required Lenders only, shall become effective five days after such execution. Prior to executing any amendment pursuant to the terms of this Section 15.2(a), the Administrator shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder.
            (b) Without the consent of any Lender, the Pledgor and the Administrator, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Administrator, to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; provided, that any such action contemplated by this subsection (b) shall not adversely affect the interests of the Lenders in any material respect.
            (c) No failure or delay on the part of the Administrator or any Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Pledgor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrator or any Lender under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
      15.3 Headings. The table of contents of this Agreement and article, section, subsection, clause and other headings used in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.
      15.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
      15.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATOR'S SECURITY INTEREST, FOR THE BENEFIT OF ITSELF AND THE LENDERS, IN ANY COLLATERAL IS GOVERNED BY THE LAWS OF ANY OTHER JURISDICTION AND AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.
      15.6 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument. This Agreement shall become effective on the date (the "Effective Date") on which (a) counterparts of this Agreement executed on behalf of each party hereto (or notice of such execution satisfactory to the Administrator) shall have been received by the Administrator, (b) all conditions to such effectiveness set forth in Article XIII shall have been satisfied, and (c) notice of the foregoing shall have been given by the Administrator to the other parties hereto.
      15.7 Payment of Costs and Expenses. The Pledgor agrees to pay, and to save harmless the Administrator and the Lenders from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement or any other documents in connection herewith. The Pledgor also agrees to reimburse the Administrator and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrator or such Lender in connection with (x) the preparation of any amendment to this agreement requested by the Pledgor, (y) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (z) the enforcement of any Obligations. The obligations of the Pledgor under this Section 15.7 shall survive the termination of this Agreement.
      15.8 Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
      15.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and shall inure to the benefit of the respective successors and assigns of the Administrator and the Lenders; provided, however, that the Pledgor may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrator and all Lenders. Nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement or the Collateral.
      15.10 Other Transactions. Nothing contained herein shall preclude the Administrator or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement, with the Pledgor or any of its affiliates in which the Pledgor or such affiliate is not restricted hereby from engaging with any other person. 15.11 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT 0F1 UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATOR, THE LENDERS OR EACH PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATOR'S OPTION, IN THE COURTS OF ANY JURISDICTION `WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
      15.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATOR AND THE LENDERS ENTERING INTO THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     PLEDGOR

                                    PIPER JAFFRAY INC., a Delaware corporation



                                    By  /s/ Charles N. Hayssen
                                    Title  Chief Financial Officer
                                    Piper Jaffray Tower, 16th Floor
                                    222 South Ninth Street
                                    Minneapolis, Minnesota  55402
                                    Attention:  Charles N. Hayssen
                                    Telephone:  (612) 342-6032
                                    Facsimile:  (612) 342-6085

                                  ADMINISTRATOR
                                    THE NORTHERN TRUST COMPANY, as
                                  Administrator



                                    By  /s/ Peggy O'Leary
                                    Title  Senior Vice President
                                    50 South LaSalle Street
                                    Chicago, Illinois  60675
                                    Attention:  Gerald A. Frey
                                    Telephone:  (312) 444-4386
                                    Facsimile:  (312) 444-4906